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                                                                   EXHIBIT 10.14

                     1ST AMENDMENT TO EMPLOYMENT AGREEMENT

     The Agreement shall be effective as of the 1st day of August, 1999 between American Dental Technologies, Inc., a Delaware Corporation (the "Company") and Ben J. Gallant ("Gallant").

     WHEREAS, the Company and Gallant entered into an Employment Agreement dated August 1, 1999, and (the "Employment Agreement") and

     WHEREAS, the Company and Gallant desire to extend the Employment Agreement;

     NOW THEREFORE, for good and for valuable consideration, the parties agree as follows:

     The Employment Agreement is extended from August 1, 1999 through July 31, 2001 on the same terms and conditions with the sole exception being that Gallant shall be Chief Executive Officer and President of the Company.

     IN WITNESS WHEREOF, the parties have hereunto set their hands as of the day and year first above written.


                                   American Dental Technologies, Inc.

                                   By: /s/ JOHN VICKERS, III
                                      ----------------------------------------

                                   John Vickers, III, Executive Vice President and Secretary by Authority of Board of Directors on October 14, 1999.



                                      /s/ BEN J. GALLANT
                                   --------------------------------------------
                                   Ben J. Gallant